MINERAL PROPERTY ACQUISITION AGREEMENT

THIS AGREEMENT is made the 20th day of February 2004.

BETWEEN:

SAN TELMO ENERGY LTD., a body corporate formed pursuant to the laws of the Province of British Columbia and having an office for business located at 430 - 580 Hornby Street, Vancouver, B.C. V6C 3B6

(the "Vendor")

AND:

DELBROOK CORPORATION, a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at Suite 2000, 1066 West Hastings Street, Vancouver BC V6E 3X2

(the "Purchaser")

WHEREAS:

A.
The Vendor is the registered and beneficial owner of the mineral interests located in the Santa Cruz and Rio Negro Provinces of the Republic of Argentina and described and illustrated in Schedule "A" attached hereto (the "Property"); and

B.
The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase the Property, subject only to the Royalty (as herein defined), in accordance with the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $1.00 now paid by the Purchaser to the Vendor and for other good and valuable consideration, the receipt and sufficiency whereof the Vendor hereby acknowledges, the parties hereto agree as follows:

ARTICLE 1
REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Purchaser

1.1     The Purchaser hereby represents and warrants in all material respects to the Vendor, with the intent that the Vendor will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

(a)	it has been duly incorporated under the laws of the State of Nevada and validly exists as a corporation in good standing under the laws of the State of Nevada;

(b)	it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it;

(c)
there is no provision in its memorandum or articles or equivalent constituent documents, and no provision in an existing mortgage, indenture, guarantee, contract or agreement binding on it, and no provision in any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to it, which would be contravened by its execution, delivery or performance of this Agreement, and it is not in default under such mortgage, indenture, guarantee, contract or agreement or in violation of any such statute, rule, regulation, judgment, decree, order, franchise or permit; and

(d)
no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings relating to the dissolution or winding up of it or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent persons.

Representations and Warranties of the Vendor

1.2     The Vendor hereby represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

(a)	it has been duly incorporated under the laws of the Province of British Columbia and validly exists as a corporation in good standing under the laws of the Province of British Columbia;

(b)	it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it;

(c)
there is no provision in its memorandum or articles or equivalent constituent documents, and no provision in an existing mortgage, indenture, guarantee, contract or agreement binding on it, and no provision in any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to it, which would be contravened by its execution, delivery or performance of this Agreement, and it is not in default under such mortgage, indenture, guarantee, contract or agreement or in violation of any such statute, rule, regulation, judgment, decree, order, franchise or permit;

(d)
no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings relating to the dissolution or winding up of it or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent persons;

(e)
it is, and at the time of transfer to the Purchaser will be, the beneficial owner of a 100% undivided interest in and to the Property free and clear of all liens, charges and claims of others, and no taxes or rentals are or will be due in respect of any thereof;

(f)	the Property is registered in the name of Chris Dyakowski, who holds the Property as bare trustee on behalf of the Company;

(g)	the Property, as described in Schedule "A", is owned by the Vendor free and clear of all liens, charges and encumbrances, subject only to the Royalty (as herein defined);

(h)
there is no adverse claim or challenge to the ownership of or title to the Property nor to the knowledge of the Vendor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase its interest in the Property or any portion thereof, and no person has any royalty or other interest whatsoever in production from the Property;

(i)	it is the sole beneficial owner of the Property, and it has the full right, title, capacity and authority to enter into this Agreement with the Purchaser;

(e)	the Manifestacions de Discubrimiento comprising the Property have been properly staked and recorded and are in good standing with the appropriate government agencies in the Republic of Argentina; and

(f)	neither the Vendor nor, to the best of its knowledge, any predecessor in interest or title of the Vendor to the Property has done anything whereby the Property may be encumbered.

Waiver

1.3     The representations and warranties contained in subsection 2.2 are provided for the exclusive benefit of the Purchaser, and a breach of any one or more thereof may be waived by the Purchaser, in whole or in part, at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in that subsection shall survive the execution hereof.

Indemnification

1.4     The representations and warranties of the parties herein before set out are conditions upon which the parties have relied in entering into this Agreement. Any defaulting party shall be liable and shall indemnify and save harmless the non-defaulting party from any and all loss (including economic loss), costs, damages, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

ARTICLE 2
SALE OF THE PROPERTY; CLOSING

Sale of Property

2.1     The Vendor, subject to the terms hereof, hereby agrees to sell to the Purchaser the Property for the sum of CAD$10,000 (the “Purchase Price”) on the Closing Date and to transfer to the Purchaser on the Closing Date a 100% undivided interest in and to the Property free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto save and except for the Royalty (as herein defined).

Closing Date

2.2     Closing of the sale of the Property shall be effected by the delivery of the Purchase Price to the Vendor on the Closing Date. The Closing Date shall be at such time and place mutually agreed to by the Purchaser and the Vendor and, in any event, will be on or before March 31, 2004.

Condition Precedent

2.3     Closing of the sale of the Property shall be subject to the completion by the Purchaser of a financing in an amount of not less than USD$500,000 (the ”Financing”) and, in the event that the Purchaser does not complete the Financing on or before March 31, 2004 this Agreement shall be of no further force or effect.

ARTICLE 2A
ROYALTY

Royalty

2A.1     The Vendor shall retain a royalty (the “Royalty”) in the Property equal to 2% of net smelter returns on gold, base metals, precious metals and any other minerals normally subject to net smelter returns all upon and subject to the terms and conditions set out in Schedule B attached hereto.

Purchase of Royalty

          The Purchaser shall have the right at any time to repurchase either (i) one half of the Royalty from the Vendor on payment to the Vendor of the sum of $1,000,000 or (ii) all of the Royalty from the Vendor on payment to the Vendor of the sum of $2,000,000. The right to repurchase the Royalty shall terminate sixty days after the Date of Commencement of Commercial Production on the Property, as defined in Schedule “B” hereto. The Royalty purchased hereunder will include any payments on account of the Royalty which may become due in respect of the calendar quarter in which the purchase occurs, but not in respect of any preceding calendar quarter.

ARTICLE 3
REGISTRATION AND TRANSFER OF PROPERTY

          Upon request by the Purchaser, the Vendor shall deliver to the Purchaser such transfer documents (hereinafter referred to as the "Property Transfer Documents") as the Purchaser or its counsel may reasonably deem necessary to assign, transfer and assure to the Purchaser, good, safe, holding and marketable title to 100% of the Property.

ARTICLE 4
GENERAL PROVISIONS

4.1     Time shall be of the essence of this Agreement. This Agreement contains the whole agreement between the parties hereto and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory. The parties agree to do such further acts and things as may be necessary to give effect to the foregoing. This Agreement may be signed in one or more counterparts which shall together comprise one and the same document. This Agreement may also be delivered by telecopier which delivery shall be deemed to be valid and sufficient.

4.2     Each party acknowledges and understands that they have the right to consult with legal counsel of their choice concerning the terms, execution and effect of this Agreement and have done so or, in their own discretion, have chosen not to seek such advice. Each party represents to the other that they have had an opportunity to review this Agreement, that they have read and understand this Agreement, and that they are fully aware of the contents of this Agreement and of its legal effect. Each party hereby represents and warrants to the other that this Agreement is executed voluntarily and without duress or undue influence on the part of or on behalf of any person, firm or corporation.

4.3     The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the parties in the Property.

4.4     This Agreement shall be construed in accordance with the laws in force from time to time in the Province of British Columbia.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the Vendor has hereunto set his hand, and the corporate seal of the Purchaser has hereunto been affixed in the presence of its duly authorized officers in that behalf, as of the day and year first above written.

SAN TELMO ENERGY LTD.

By:	/s/ Chris Dyakowski

Chris Dyakowski, Secretary

/s/ Valerie Moschetti

Witness

Valerie Moschetti

Name

2536 Eton Street

Address

Vancouver, BC

DELBROOK CORPORATION

By:	/s/ Ken Hicks

Ken Hicks, Vice-President (Exploration)

/s/ Valerie Moschetti

Witness

Valerie Moschetti

Name

2536 Eton Street

Address

Vancouver, BC

This is page 6 to the Mineral Property Acquisiiton Agreement made as of the 20th day of February 2004 between San Telmo Energy Ltd. and Delbrook Corporation.

SCHEDULE "A"

THIS IS SCHEDULE "A" to the Mineral Property Acquisition Agreement made as of the 20th day of February 2004 between San Telmo Energy Ltd. and Delbrook Corporation.

Property Name*	Expediente No. (File No.)	Registered Holder	Claim Type	Size (Hectares)	Province
Pertinencia 1**	N/A	C. Dyakowski	Pertinencias	6	Santa Cruz
Pertinencia 2**	N/A	C. Dyakowski	Pertinencias	6	Santa Cruz
Pertinencia 3**	N/A	C. Dyakowski	Pertinencias	6	Santa Cruz
Condor***	414.085/ Palacios/00	C. Dyakowski	Manifestacion de Descubrimiento	1,500	Santa Cruz
El Condor	406877/CID/03	C. Dyakowski	Cateo	10,000	Santa Cruz

*	Claim map attached.
**	Contained within the area of the Condor Manifestacion de Descubrimiento.
***	Contained within the area of the El Condor Cateo.

SCHEDULE “B”

Net Smelter Returns Royalty

THIS IS SCHEDULE "B" to the Mineral Property Acquisition Agreement made as of the 20th day of February 2004 between San Telmo Energy Ltd. and Delbrook Corporation.

1.     The following words and phrases shall have the following meanings, namely:

(a)
“Date of Commencement of Commercial Production” shall be the date upon which Ore from the Property is being consistently milled on a continuous basis at 75% of the rate projected in the final feasibility study, if any, prepared by or for the Vendor in respect of the Property or 180 days after the date on which Ore from the Property is first mined, whichever shall first occur;

(b)
“Net Smelter Returns” with respect to the Property shall mean the gross proceeds received by the Vendor in any year from the sale of Product from the mining operation on the Property, less successively:

	(i)	the cost of transportation of such Product to a smelter or other place of treatment; and

	(ii)	smelter and treatment charges.

(c)	“Ore” shall mean any material containing a mineral or minerals of commercial economic value mined from the Property.

(d)
“Product” means Ore mined from the Property and any concentrates or other materials or products derived therefrom, provided, however, that if any such Ore, concentrates or other materials or products are further treated as part of the mining operation in respect of the Property, such Ore, concentrates or other materials or products shall not be considered to be “Product” until after they have been so treated.

2.     The Vendor shall give notice to the Purchaser of the date on which Ore is first mined. It is agreed that pilot plant operations and the mining or milling of Ore in connection therewith shall not be considered commercial production.

3.     The amount of Royalty payable to the Purchaser, namely of Net Smelter Returns, shall be calculated by the Purchaser each quarter and at the end of such quarter and shall be paid to the Purchaser on or before the last day of the next following quarter. Any adjustments in the payment of Royalty hereunder arising out of an audit referred to in paragraph 7 hereof shall be made and paid at that time.

4.     On or before the last day of each quarter of each year after the Date of Commencement of Production, the Vendor shall deliver to the Purchaser a statement indicating in reasonable detail, as of the last day of the immediately preceding quarter, the calculation of Net Smelter Returns and the aggregate Royalty payable for such quarter.

5.     The Vendor may remove reasonable quantities of Ore and rock from the Property for the purpose of bulk sampling and of testing, and there shall be no Royalty payable to the Purchaser with respect thereto unless revenues are derived therefrom.

6.     The Vendor agrees to maintain for each mining operation on the Property up to date and complete records relating to the production and sale of Product including accounts, records, statements and returns relating to treatment and smelting arrangements of the Product, and the Purchaser or its agents shall have the right at all times, including for a period of twelve (12) months following the expiration or termination of this Agreement, to inspect such records, statements, and returns and make copies thereof at its own expense for the purpose of verifying the amount of Royalty payments to be made by the Vendor to the Purchaser pursuant hereto. The Purchaser shall have the right at its own expense to have such account audited by independent auditors once year.

7.     The Vendor shall have an audited statement prepared by its auditors for each year with respect to the Royalty payable to the Purchaser hereunder, by the in the following year, and the Vendor shall forthwith deliver a copy of such statement to the Purchaser.

8.     All Royalty payments shall be consider final and in full satisfaction of all obligations of the Vendor making same in respect thereof if such payments or the calculation in respect thereof are not disputed by the Purchaser within sixty (60) days after receipt by the Purchaser of the audited statements referred to in paragraph 7 hereof. Any disputes under this paragraph shall be decided by arbitration as herein provided.

9.     The Vendor shall have the right to commingle with Ores from the Property, ore produced from other properties provided that prior to such commingling, the Vendor shall adopt and employ reasonable practices and procedures for weighing, determination of moisture content, sampling and assaying, as well as utilize reasonable accurate recovery factors in order to determine the amount of products derived from, or attributable to Ore mined and produced from Property. The Vendor shall maintain accurate records of the results of such sampling, weighing and analysis as pertaining to Ore mined and produced from the Property.